Exhibit 99.2

Phase 1 study of DCC-3014 to assess the safety, tolerability, pharmacokinetics, and pharmacodynamics in patients with malignant solid tumors and diffuse-type tenosynovial giant cell tumor Breelyn Wilky1, Matthew Taylor2, Todd Bauer3, Stephen Leong1, Gege Tan4, Cynthia Leary4, Xiaoyan Li4, Keisuke Kuida4, Rodrigo Ruiz Soto4, Lara E. Davis2 1Division of Medical Oncology, University of Colorado, Denver, CO, USA; 2Knight Cancer Institute, Oregon Health & Science University, Portland, OR, USA; 3Sarah Cannon Research Institute and Tennessee Oncology, Nashville, TN, USA; 4Deciphera Pharmaceuticals, LLC, Waltham, MA, USA; Abstract: 3241734 INTRODUCTION RESULTS INTRODUCTION Colony stimulating factor 1 receptor (CSF1R) is a receptor Safety Case studies tyrosine kinase that is implicated in the recruitment and survival of tumor-associated macrophages (TAMs) through a Among treatment-emergent adverse events (TEAEs) occurring in Symptomatic improvements are based on descriptive notes paracrine interaction with tumor cells in the tumor 10% of patients (regardless of relatedness), most events were obtained from investigators microenvironment1-2 grade 1 or 2 (Table 5) CSF1R has 2 known ligands; CSF1 (also Adverse events are summarized in Table 5 – known as – Grade 3 related TEAEs occurred in 4 patients (grade 3 3 Changes in tumor size from baseline by investigator macrophage-CSF) and interleukin 34 (IL-34) aspartate aminotransferase [AST] increased, grade 4 lipase assessment per RECIST version 1.1 are summarized in Tenosynovial giant cell tumor (TGCT; formerly known as increased, grade 3 amylase increased, and grade 3 colitis) Figure 3 pigmented villonodular synovitis [PVNS] or giant cell tumor of – No grade 3 TEAEs in diffuse-type TGCT patients the tendon sheath) is a rare disease arising from the joint Serious adverse events (SAEs) were reported in 17 malignant solid Patient 1 synovium, bursa, and tendon sheath caused by translocation in tumor patients; none of which were related to DCC-3014 24-year-old female patient diagnosed with diffuse-type TGCT CSF1 gene resulting in overexpression of CSF1 and – No SAEs were reported in diffuse-type TGCT patients (right posterior knee) in Jun 2016 recruitment of CSF1R-positive inflammatory cells into the lesion Prior surgeries: synovectomies/mass resections in Jun 2016, (Figure 1)4 Table 5. Common ( 10%) TEAEs regardless of relatedness Jul 2016, and Dec 2017 — TGCT presents either as localized (a single, well-defined Recurrence/progression on MRI by Dec 2018 nodule) or diffuse-type with multiple nodules that are Advanced solid Diffuse-type Total Enrolled in Feb 2019 in Cohort 5 more aggressive tumor total TGCT (All patients) Symptom improvement/tumor assessment on the study Figure 1. Role of CSF1R in development of TGCT Preferred term n = 36 n = 3 n = 39 All G3 All G3 All G3 – Taking Mobic and Percocet daily at baseline with inadequate pain control Paracrine Loop CSF1R Constipation 13 (36.1) 0 1 (33.3) 0 14 (35.9) 0 o On C10D1, taking Percocet only as needed CSF1 approximately once a week Vomiting 12 (33.3) 2 (5.6) 1 (33.3) 0 13 (33.3) 2 (5.1) – Improved pain and swelling, effusion nearly resolved in the Diarrhea 10 (27.8) 0 1 (33.3) 0 11 (28.2) 0 first cycle Nausea 10 (27.8) 0 1 (33.3) 0 11 (28.2) 0 Change in tumor size: 48%, 61%, 75%, and 84% decreases Tumor Cells from baseline (C3D1, C5D1, C7D1, and C10D1 scan, Fatigue 8 (22.2) 2 (5.6) 2 (66.7) 0 10 (25.6) 2 (5.1) respectively) per RECIST Inflammatory Cells Decreased appetite 9 (25) 1 (2.8) 0 0 9 (23.1) 1 (2.6) Currently active in Cycle 10 Expressing CSF1R 48% 84% CSF1, colony stimulating factor 1; CSF1R, CSF1 receptor Dyspnea 8 (22.2) 0 1 (33.3) 0 9 (23.1) 0 DCC-3014 is an orally administered, potent, and selective Abdominal pain 7 (19.4) 3 (8.3) 1 (33.3) 0 8 (20.5) 3 (7.7) inhibitor of CSF1R that was engineered to bind as a switch control inhibitor of CSF1R and inhibit kinase activity5 AST increased 5 (13.9) 1 (2.8)a 3 (100) 0 8 (20.5) 1 (2.6) – DCC-3014 potently inhibits CSF1R signaling in cellular Dehydration 7 (19.4) 0 0 0 7 (17.9) 0 assays, as well as blocks macrophage-mediated tumor cell migration, osteoclast differentiation, and proliferation of a Pyrexia 6 (16.7) 0 1 (33.3) 0 7 (17.9) 0 CSF1R-dependent cell line Arthralgia 5 (13.9) 1 (2.8) 1 (33.3) 0 6 (15.4) 1 (2.6) – DCC-3014 is designed to inhibit macrophages that contribute to, or are the source of, tumor development and Back pain 5 (13.9) 0 1 (33.3) 0 6 (15.4) 0 dissemination Blood CPK DCC-3014 exhibits >100-fold selectivity for CSF1R relative 4 (11.1) 0 2 (66.7) 0 6 (15.4) 0 to closely-related kinases, including FLT3, KIT, and increase PDGFR / , and >1,000-fold selectivity vs other kinases5 Anemia 5 (13.9) 1 (2.8) 0 0 5 (12.8) 1 (2.6) An ongoing phase 1 study (NCT03069469) was Asthenia 5 (13.9) 0 0 0 5 (12.8) 0 initiated to evaluate the safety, preliminary antitumor activity, pharmacokinetics (PK) and pharmacodynamics Cough 4 (11.1) 0 1 (33.3) 0 5 (12.8) 0 (PD) of DCC-3014 in advanced solid tumors, including Headache 3 (8.3) 1 (2.8) 2 (66.7) 0 5 (12.8) 1 (2.6) diffuse-type TGCT Baseline C3D1 C10D1 Pain in extremity 5 (13.9) 0 0 0 5 (12.8) 0 C, cycle; D, day. Periorbital edema 4 (11.1) 0 1 (33.3) 0 5 (12.8) 0 METHODS Patient 2 Urinary tract 4 (11.1) 0 1 (33.3) 0 5 (12.8) 0 57-year-old female patient diagnosed with diffuse-type TGCT infection (right hip) in 2014 This is a phase 1 multicenter, open-label, single arm study of Abdominal 4 (11.1) 0 0 0 4 (10.3) 0 DCC-3014 in advanced solid tumors including diffuse-type distension Prior surgeries: resection (May 2014), synovectomy (Aug TGCT 2015 and Aug 2016), total hip replacement (Aug 2016), hip Depression 4 (11.1) 0 0 0 4 (10.3) 0 The study consists of two parts: revision and resection (Aug 2018), cryoablation (May 2019) – Part 1 (dose escalation) will determine the recommended Dyspepsia 4 (11.1) 0 0 0 4 (10.3) 0 Recurrent disease on MRI (Feb 2019) phase 2 dose (RP2D) and the maximum tolerated dose 4 (10.3) 1 (2.6) Enrolled in July 2019 in Cohort 5 Hypokalemia 4 (11.1) 1 (2.8) 0 0 (MTD) using a 3+3 dose escalation design with a minimum of 3 patients enrolled at each dose level cohort; starting at a Symptom improvement/tumor assessment on the study Insomnia 4 (11.1) 0 0 0 4 (10.3) 0 dose of 10 mg once daily (Tables 1–3) – Pain improved, walking 1 mile, increased range of motion, Loading doses used in Cohort 2 and subsequent cohorts Edema peripheral 4 (11.1) 0 0 0 4 (10.3) 0 and less stiffness were based on PK profiles observed in Cohort 1 4 (10.3) 2 (5.1) – Change in tumor size: 25% decrease from baseline on Pain 3 (8.3) 2 (5.6) 1 (33.3) 0 – Part 2 (dose expansion) will evaluate the safety, tolerability, aGrade 2 by the central laboratory assessment C3D1 scan per RECIST preliminary antitumor activity, PK, and PD in two expansion AST, aspartate aminotransferase; CPK, creatine phosphokinase; G, grade; TGCT, tenosynovial giant cell tumor . cohorts: advanced solid tumors and diffuse-type TGCT Currently active in Cycle 5 25% Table 1. Dose cohorts in Part 1 (3+3 dose escalation) There were 2 dose-limiting toxicities (DLTs) in the first cohort (10 mg Loading doses Dose QD): grade 4 lipase increased and grade 3 hypocalcemia Cohort 1 None 10 mg QD – Both DLTs could be explained by the mechanism of action of Cohort 2 10 mg QD x 5 days 10 mg twice a week DCC-3014; therefore, any grade of asymptomatic serum enzyme Cohort 3 20 mg QD x 5 days 20 mg once a week elevation and grade 3 hypocalcemia were excluded from DLTs for evaluation of subsequent cohorts Cohort 4 20 mg QD x 5 days 20 mg twice a week Cohort 2 (the total amount of DCC-3014 given in – Dose density of Cohort 5 30 mg QD x 5 days 30 mg twice a week Cycle 1) was lowered from that of Cohort 1 (Table 1), and then Cohort 6 40 mg QD x 5 days 40 mg twice a week subsequently increased Cohort 7 50 mg QD x 3 days 20 mg QD QD, oncedaily. No further DLTs were reported in the other cohorts Table 2. Key inclusion and exclusion criteria for Part 1 Laboratory results Inclusion criteria 18 years old Increases in alanine transaminase (ALT) and AST are considered as Tumors with known contribution of macrophages or phagocytes an on-target mechanism of action of DCC-3014 Symptomatic diffuse-type TGCT patients for which surgical resection is not an option – Grade 1 AST elevations were observed in 84% of patients Exclusion criteria – Grade 2 AST elevations were seen in 8% of patients Baseline C3D1 Prior anticancer therapy or other investigational therapy 14 days or – Grade 1 ALT elevations were seen in 29% of patients <28 days if half-life longer than 3 days – C, cycle; D, day. Unresolved toxicity according to NCI-CTCAE, >grade 1 or baseline, Asymptomatic and mostly not reported as AEs from previous therapy – Similar increases have been reported with other anti-CSF1R Patient 3 Known active CNS metastases therapies2 History or presence of clinically relevant cardiovascular abnormalities 28-year-old male patient diagnosed with diffuse-type TGCT No bilirubin elevations were observed by treatment with DCC-3014 Major surgery within 2 weeks of first dose (left knee) in Jan 2016 after several years of pain NCI-CTCAE, National Cancer Institute common terminology criteria for adverse events; NYHA, New York Heart Association; TGCT, tenosynovial giant cell tumor. Prior surgery: resection and posterior synovectomy (Jan 2016) Table 3. Study endpoints Pharmacokinetics and pharmacodynamics Pain, swelling, and stiffness recurred due to disease progression not long after surgery Primary endpoints DCC-3014 exposure is consistent between diffuse-type TGCT and Enrolled in Mar 2019 in Cohort 5 Safety and tolerability (including occurrence of DLTs and incidence of solid tumor patients TEAEsa) Symptom improvement/tumor assessment on the study RP2D/MTD DCC-3014 treatment caused a dose-related rise in plasma CSF1 and – Rapid symptom improvement, with less pain and swelling Pharmacokinetics (including Tmax, Cmax, Ctrough, AUC, t1/2) IL-34 and a reduction of CD16+ monocytes in diffuse-type TGCT and improved range of motion after the first cycle Relevant exploratory endpoints patients (Figure 2) Pharmacodynamics – Able to play basketball with no pain – Levels of CSF1/IL-34 in plasma – Change in tumor size: 24% decrease from baseline on – Levels of circulating CD16+ monocytes in blood by flow cytometry Figure 2. Changes in levels of circulating A) CSF1 and – Macrophage content and/or polarization in tumor C3D1 scan per RECIST B) IL-34 in plasma and C) changes in levels of whole blood Tumor response assessment by RECIST version 1.1 Discontinued in Cycle 4 due to relocation to the outside of US aAdverse events graded by NCI-CTCAE, Version 4.03. CD16+ monocytes AUC, area under the curve; C , maximum concentration; CSF1, colony stimulating factor; C , trough concentration; DLT, dose limiting max toxicities; IL-34, interleukin 34; MTD, maximum tolerated dose; trough NCI-CTCAE, Patient did not consent for inclusion of MRI images in A) B) C) National Cancer Institute common terminology criteria for adverse events; RP2D, recommended phase 2 dose; publication RECIST, response evaluation criteria in solid tumors; TEAE, treatment emergent adverse events; t , half-life; T , 1/2 max time ofC . l) m 100000 l) 10000 50 max / m (p g (pg/ Figure 3. Changes from baseline in tumor size Types of tumors n assessed per RECIST version 1.1 tion tio 1000 monocyte a a 0 As of September 10, 2019, 39 patients were enrolled (Table 4), 10000 ntr e e 50 50 centr 50 n nc CD16+baseline including 3 patients with diffuse-type TGCT in Cohort 5 co co 100in selin b a ma from -50 20 20 20 Table 4. Tumor type s om a 1000 asma r 0 0 l pf 0 pl 10 Change ze 1 F 34 si Total (n = 39) S - %r L -30 -30 -30 C I -100 C1D1 C1D15 C2D1 C1D1 C1D15 C2D1 C1D1 C1D15 C2D1 u mo Colorectal cancer 8 (21) Visit Visit Visitt -50 -50 -50 in Pancreatic cancer 5 (13) e g Ovarian cancer 4 (10) Patient 1 Patient 2 Patient 3 C han Cohort 1 Cohort 2 Cohort 3 Cohort 4 Cohort 5 Cohort 6 Cohort 7% -100 -100 -100 Diffuse-type TGCT 3 (8) Baseline C3D1 C5D1 C7D1 C10D1 Baseline C3D1 C5D1 C7D1 C10D1 Baseline C3D1 C5D1 C7D1 C10D1 Prostate 3 (8) Time from first dose Time from first dose Time from first dose a Patient 1 Patient 2 Patient 3 Other 16 (41) A and B: Levels of CSF1 and IL-34 in plasma were determined by standard ELISA. Plasma samples were collected from All values n (%). patients on Cycle 1 Day 1, Cycle 1 Day 15, and Cycle 2 Day 1. C: Levels of CD16+ monocytes were assessed by flow Dashed lines denote 30% decrease and 20% increase in tumor size threshold for partial response and aLeiomyosarcoma (2), liver cancer (2), uterine cancer (2), anal cancer, breast cancer, chondrosarcoma, endometrial, cytometry. Whole blood samples were collected from patients on Cycle 1 Day 1, Cycle 1 Day 15, and Cycle 2 Day 1. progressive disease, respectively, per RECIST version 1.1 C, cycle; CSF1, colony stimulating factor 1; D, day; IL-34, interleukin 34. C, cycle; D, day; RECIST, response evaluation criteria in solid tumors. gastroesophageal junction, melanoma, uveal melanoma, synovial sarcoma, non-small cell lung cancer, thymus. TGCT, tenosynovial giant cell tumor. Conclusion In this phase 1 study, DCC-3014 was generally well tolerated in patients with malignant solid tumors and diffuse-type TGCT All 3 patients with diffuse-type TGCT treated with DCC-3014 to date showed rapid, preliminary anti-tumor activity by cycle 3 – One patient had a confirmed partial response by cycle 3; sustained for 9 months and ongoing as of last investigator report Symptomatic improvements in mobility and reduced pain were observed in all 3 diffuse-type TGCT patients Exposure to DCC-3014 was consistent between malignant solid tumor and diffuse-type TGCT patients and associated with an increase in plasma CSF1 and IL-34 in plasma, and a rapid, sustained reduction of CD16+ monocytes in peripheral blood Dose-escalation evaluation is ongoing to determine the recommended phase 2 dose for advanced solid tumors and diffuse-type TGCT These results are encouraging and support further evaluation of DCC-3014 in diffuse-type TGCT Presented at the Connective Tissue Oncology Society (CTOS) Annual Meeting; Tokyo, Japan; November 13–16, 2019 Acknowledgments References This study was sponsored by Deciphera Pharmaceuticals, LLC. Medical writing and editorial support were provided 1) Lin Y, et al. J Hematol Oncol. 2019; 12:76; 2) Cannarile MA, et al. J Immunother Cancer. 2017; 5:53; 3) Droin N, et al. J Leukoc Biol. 2010; by Nicole Seneca, PhD; and Stefan Kolata, PhD, of AlphaBioCom, LLC (King of Prussia, PA). 87:745-747; 4) Gouin F, et al. Orthop Traumatol Surg Res. 2017; 103:S91-S97; 5) Smith BD, et al. AACR Annual Meeting; April 16–20, 2016; New Orleans, LA. deciphera